Notes Payable	12 Months Ended
Dec. 31, 2019
Notes Payable [Abstract]
Notes payable

Note 8 — Notes payable

The Company's notes payable consisted of the following:

	December 31, 2019	December 31, 2018

Bank notes payable from Bank of Communication	$-	$467,806

Certain suppliers request the Group to pay by means of bank note so as to ensure they can receive payments on time. Bank notes payable represent short-term notes payable issued by banks to the Company's suppliers. Upon maturity of the notes, the suppliers receive the face amount of the notes from banks and the Company pays the same amount plus a bank charge of approximately 0.05% to 0.10% of the face amount to the Bank. The Company was also required to deposit of $467,806 as restricted cash to guarantee this bank notes. The bank notes payable was fully repaid upon maturity in March 2019.